PRELIMINARY COPY

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                AMENDMENT NO 1 TO
                               SCHEDULE 13E-3
                      Rule 13e-3 Transaction Statement
        (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                            CANNON EXPRESS, INC.
                              (Name of Issuer)

                            CANNON EXPRESS, INC.
                 (Name of Person(s) Filing Proxy Statement)

                            Class B Common Stock
                       (Title or Class of Securities)

                               137694-20-4
                    (CUSIP Number of Class of Securities)

                               Dean G. Cannon
                               1457 Robinson
                                P.O. Box 364
                            Springdale, AR  72764
                                (501)751-9209
      (Name, Address and Telephone Number of Person Authorized to Receive
      Notices and Communications on Behalf of Person(s) Filing Statement)

                                 Copies to:

                           Richard N. Massey, Esq.
                                Rose Law Firm
                           120 East Fourth Street
                           Little Rock, AR  72201
                                (501)375-9131

This Statement is filed in connection with (check appropriate box):
a.     X   The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [Section 240.13e-3(c)] under the Securities Exchange Act of 1934.
b.     __  The filing of a registration statement under the Securities Act of 1933.
c.     __  A tender offer.
d.     __  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: X
___________________________________________________________________________
Instruction: Eight copies of this statement, including all exhibits, should be filed with the Commission.
___________________________________________________________________________
Calculation of Filing Fee:

                 Transaction               Amount of filing fee
                  valuation*
                 $19,497,168                     $3,899.43


* Transaction valuation calculated by the number of shares proposed to be acquired (2,166,352) by the amount of cash or the value of securities to be exchanged therefor, as applicable (in each case, $9.00 per share).
__ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      Amount Previously Paid:____________
      Form or Registration No.:__________
      Filing Party:______________________
      Date Filed:________________________
















































                             CANNON EXPRESS, INC.
                        ______________________________

                                SCHEDULE 13E-3
                            CROSS REFERENCE SHEET
                        ______________________________

     The following cross reference sheet is supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Schedule 14A Proxy Statement (the "Proxy Statement") filed concurrently herewith by the Issuer with the Securities and Exchange Commission in connection with the Rule 13e-3 transaction of the information required to be included in response to the Items of this Schedule 13E-3. The information in the Proxy Statement is hereby expressly incorporated herein by reference in this
Schedule 13E-3 and the responses to each item in this Schedule 13E-3 are qualified in their entirety by the provisions of the Proxy Statement.


Item in Schedule 13E-3                    Location and Caption in
                                          Information Statement

Item 1 - Issuer and Class of
Security Subject to the Transaction

     (a) . . . . . . . . . . . . . . . .  Outside Front Cover Page,
                                          "Summary"

     (b) . . . . . . . . . . . . . . . .  "Purpose of Special Meeting;
                                             Outstanding Stock and Voting
                                          Rights"

     (c) . . . . . . . . . . . . . . . .  "Market for the Common Stock;
                                          Dividends"

     (d) . . . . . . . . . . . . . . . .  "Market for the Common Stock;
                                          Dividends"

     (e) . . . . . . . . . . . . . . . .  *

     (f) . . . . . . . . . . . . . . . .  "Security Ownership of
                                          Management, "Principal
                                          Shareholders; Class A
                                          Dilution"

Item 2 - Identity and Background . . . .  Outside Front Cover Page,
                                          "Purpose of Special Meeting"

Item 3 - Past Contacts, Transactions or
         Negotiations

     (a) . . . . . . . . . . . . . . . .  *

     (b) . . . . . . . . . . . . . . . .  *




__________________________
*The item is inapplicable or the answer is negative.


Item 4 - Terms of the Transaction

     (a) . . . . . . . . . . . . . . . .  "Summary - The Recapitalization
                                          Plan," "Description of the
                                          Transaction - The
                                          Recapitalization Plan"
     (b) . . . . . . . . . . . . . . . .  "Description of Transaction -
                                          Interests of Certain Persons"

Item 5 - Plans or Proposals of the Issuer or Affiliate

     (a) . . . . . . . . . . . . . . . .  *

     (b) . . . . . . . . . . . . . . . .  *

     (c) . . . . . . . . . . . . . . . .  "Description of Transaction -
                                          Conduct of the Company's Business
                                          After the Recapitalization Plan;"
                                          Special Factors - Opinion of
                                          Financial Advisor"

     (d) . . . . . . . . . . . . . . . .  *

     (e) . . . . . . . . . . . . . . . .  *

     (f) . . . . . . . . . . . . . . . .  "Description of Transaction -
                                          Conduct of the Company's Business
                                          After the Recapitalization Plan"

     (g) . . . . . . . . . . . . . . . .  "Description of Transaction -
                                          Conduct of the Company's Business
                                          After the Recapitalization Plan"

Item 6 - Source and Amounts of Funds
or Other Consideration

     (a) . . . . . . . . . . . . . . . .  "Description of Transaction -
                                          Source of Funds"

     (b) . . . . . . . . . . . . . . . .  "Expenses"

     (c) . . . . . . . . . . . . . . . .  *

     (d) . . . . . . . . . . . . . . . .  *

Item 7 - Purpose(s), Alternatives, Reasons and Effects

     (a) . . . . . . . . . . . . . . . .  "Special Factors - Background and
                                          Reasons for the Recapitalization
                                          Plan"

     (b) . . . . . . . . . . . . . . . .  "Special Factors - Background and
                                          Reasons for the Recapitalization
                                          Plan"
__________________________
*The item is inapplicable or the answer is negative.

                                        2
     (c) . . . . . . . . . . . . . . . .  "Special Factors - Background and
                                          Reasons for the Recapitalization
                                          Plan"

     (d) . . . . . . . . . . . . . . . .  "Special Factors - Background and
                                          Reasons for the Recapitalization
                                          Plan;" "Description of
                                          Transaction - The
                                          Recapitalization Plan, Conduct of
                                          the Company's Business after the
                                          Recapitalization Plan, Comparison
                                          of Capital Stock Before and After
                                          Recapitalization Plan, Federal
                                          Income Tax Consequences,
                                          Interests of Certain Persons"


Item 8 - Fairness of the Transaction

     (a) . . . . . . . . . . . . . . . .  "Special Factors - Recommendation
                                          of Special Committee"

     (b) . . . . . . . . . . . . . . . .  "Special Factors - Recommendation
                                          of Special Committee"

     (c) . . . . . . . . . . . . . . . .  "Outstanding Stock and Voting
                                          Rights;" "Special Factors -
                                          Recommendation of Special
                                          Committee"

     (d) . . . . . . . . . . . . . . . .  "Special Factors - Recommendation
                                          of Special Committee"

     (e) . . . . . . . . . . . . . . . .  "Special Factors - Recommendation
                                          of Special Committee"

     (f) . . . . . . . . . . . . . . . .  *

Item 9 - Reports, Opinions, Appraisals and
Certain Negotiations

     (a) . . . . . . . . . . . . . . . .  "Special Factors - Opinion of
                                          Financial Advisor"

     (b) . . . . . . . . . . . . . . . .  "Special Factors - Opinion of
                                          Financial Advisor"

     (c) . . . . . . . . . . . . . . . .  "Special Factors - Opinion of
                                          Financial Advisor"


Item 10 - Interest in Securities of the Issuer

     (a) . . . . . . . . . . . . . . . .  "Security Ownership of
                                          Management", "Principal
                                          Shareholders; Class A Dilution"
__________________________
*The item is inapplicable or the answer is negative.

                                        3

     (b) . . . . . . . . . . . . . . . .  *

Item 11 - Contracts, Arrangements or      *
Understandings with Respect to the
Issuer's Securities

Item 12 - Present Intention and
Recommendation of Certain Persons
with Regard to the Transaction

     (a) . . . . . . . . . . . . . . . .  "Outstanding Stock and Voting
                                          Rights"

     (b) . . . . . . . . . . . . . . . .  "Special Factors - Recommendation
                                          of Special Committee"

Item 13 - Other Provisions of the Transaction

     (a) . . . . . . . . . . . . . . . .  "Description of the Transaction -
                                          Dissenters' Appraisal Rights"

     (b) . . . . . . . . . . . . . . . .  *

     (c) . . . . . . . . . . . . . . . .  *

Item 14 - Financial Information

     (a) . . . . . . . . . . . . . . . .  "Historical Financial
                                          Information"; "Pro Forma
                                          Financial Information"

     (b) . . . . . . . . . . . . . . . .  "Pro Forma Financial Information"

Item 15 - Persons and Assets Employed,
Retained or Utilized

     (a) . . . . . . . . . . . . . . . .  *

     (b) . . . . . . . . . . . . . . . .  *

Item 16 - Additional Information          *

Item 17 - Material to Be Filed as Exhibits

     (a) . . . . . . . . . . . . . . . .  *

     (b) . . . . . . . . . . . . . . . .  "Opinion of Llama Company,"
                                          Exhibit B to Proxy Statement on
                                          Schedule 14A

     (c) . . . . . . . . . . . . . . . .  *

     (d) . . . . . . . . . . . . . . . .  Proxy Statement on Schedule 14A

     (e) . . . . . . . . . . . . . . . .  *

     (f) . . . . . . . . . . . . . . . .  *
__________________________
*The item is inapplicable or the answer is negative.
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                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                        CANNON EXPRESS, INC.


                                        By: /s/ Dean G. Cannon
                                           Dean G. Cannon
                                           President, Chairman of the
                                           Board, Chief Executive Officer
                                           and Chief Accounting Officer

                                        Date:    March 6, 1996










































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                             CANNON EXPRESS, INC.
                          ________________________

                               SCHEDULE 13E-3
                               EXHIBIT INDEX
                          ________________________


Exhibit
Number              Exhibit

(b) Fairness Opinion of Llama Company (attached as Exhibit B to the Proxy Statement filed as Exhibit (d) hereto).

(d)             Proxy Statement dated    March 6, 1996     filed
                concurrently herewith and incorporated herein by this reference.









































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